TherapeuticsMD, Inc. 8-K

Exhibit 99.1

TXMD Overview January 2017 THER - 0086 1/17

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc . (referred to as “we” and “our”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following : our ability to maintain or increase sales of our products ; our ability to develop, protect and defend our intellectual property ; our ability to develop and commercialize our hormone therapy drug candidates and obtain additional financing necessary therefore ; whether the company will be able to prepare a new drug application for its TX - 001 HR product candidate and, if prepared, whether the FDA will accept and approve the application ; whether the FDA will approve the company’s new drug application for its TX - 004 HR product candidate and whether any such approval will occur by the PDUFA date ; the length, cost and uncertain results of our clinical trials ; potential adverse side effects or other safety risks that could preclude the approval of our hormone therapy drug candidates ; our reliance on third parties to conduct our clinical trials, research and development and manufacturing ; the availability of reimbursement from government authorities and health insurance companies for our products ; the impact of product liability lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of our common stock ; and the concentration of power in our stock ownership . TX - 004 HR ( Yuvvexy TM ), TX - 001 HR, TX - 005 HR, and TX - 006 HR are investigational drugs and are not approved by the FDA . This non - promotional presentation is intended for investor audiences only . PDF copies of press releases and financial tables can be viewed and downloaded at our website : www.therapeuticsmd.com / pressreleases.aspx .

3 (TXMD) Innovative women’s health company exclusively focused on developing and commercializing products for women throughout their life cycles Drug candidate portfolio is built on SYMBODA ™ technology for the solubilization of bio - identical female hormones

Two Late Stage Women's Health Assets With Large Total Addressable Market Opportunities

	TX-004HR (Yuvvexy™)	TX-001HR
Proposed Indication	Moderate to Severe Dyspareunia, a Symptom of VVA, due to Menopause	Moderate to Severe Hot Flashes due to Menopause
Condition Description	VVA due to Menopause	Menopause
Active Ingredients	Bio-Identical 17 β-Estradiol	Bio-Identical 17 β-Estradiol + Bio-Identical Progesterone
Form	Vaginal softgel capsule	Oral softgel capsule
Key Value Proposition	Negligible systemic exposure, early onset of action, ease of use	Potential first and only bio-identical FDA-approved combination product
Affected US Population	32 million women[1,2]	36 million women[3]
US TAM Opportunity	>$20B[5]	>$25B[4,5]
Status	NDA submitted July 7, 2016 PDUFA target action date: May 7, 2017	Positive Phase 3 topline data NDA submission expected 3Q17

1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. *Menopause*. 2013;20(9):888–902.
2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of the Women's Health Initiative. *Menopause*. 2011;18(11):1160–1171.
3) Derived from U.S. Census data
4) Based on pre-WHI annual scripts of FDA-approved HT products
5) Based on market pricing of current FDA-approved HT products

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Seasoned Management Team with a Proven Track Record of Commercial Execution

Tommy Thompson
Chairman of the Board



- Former U.S. Secretary of Health and Human Services (2001-2005)
- Holds multiple board memberships, including Centene and United Therapeutics
- 40-year public health career

Angus Russell
Board Member



- Former Chief Executive Officer and Chief Financial Officer of Shire PLC
- Former Vice President of Corporate Finance at AstraZeneca
- Holds multiple board memberships, including Chairman of Revance Therapeutics

J. Martin Carroll
Board Member



- Former President and Chief Executive Officer of Boehringer Ingelheim (U.S.)
- Former EVP of Customer Marketing and Sales of U.S. Human Health at Merck
- Holds multiple board memberships, including Catalent

Robert Finizio
CEO, Co-Founder, and Director



- Co-founded vitaMedMD in 2008
- Co-founded CareFusion (Sold to Cardinal Health in 2006)
- 22 years of experience in early stage healthcare company development

Brian Bernick, MD
Chief Clinical Officer, Co-Founder



- Co-founded vitaMedMD in 2008
- 25 years of experience in healthcare/women's health
- Past OBGYN Department Chair - Boca Raton Regional Hospital, and
- Past ACOG Committee Member
- OBGYN - trained University of Pennsylvania

Sebastian Mirkin, M.D.
Chief Medical Officer



- Former Clinical Lead of Women's Health at Pfizer
- 15+ years of experience developing women's health products
- Reproductive endocrinologist & infertility specialist

John Milligan
President



- Co-founded CareFusion
- Held executive sales and operation management positions at McKesson, Cardinal and Omnicell
- 20+ years of operations experience

Dan Cartwright
Chief Financial Officer



- Former CFO of American Wireless, Telegeography, and WEB Corp
- Participated in American Wireless/Arush Entertainment merger
- Former KPMG and PricewaterhouseCoopers accountant

Julia Amadio
Chief Product Officer



- 25+ years of women's health pharmaceutical experience
- Product development leader for J&J, Wyeth, Aventis, and others
- Worked on development of Prempro®, Premphase®, and Estalis®

Jason Spitz
VP, Marketing



- 25+ years of pharmaceutical marketing, sales, and operations experience
- Led commercialization of anti-estrogens/estradiol, breast cancer, and ovarian cancer drugs

Dawn Halkuff
Chief Commercial Officer



- 20+ years of commercial and marketing experience
- SVP of the Pfizer Consumer Healthcare Wellness Organization
- Commercial lead for sales and marketing of the Pfizer Women's Health Division
- Head of Global Innovation at Weight Watchers International

Yulii Bogatyrenko
Executive VP, Corporate Development



- 20+ years of experience in biopharma and consumer businesses
- SVP of BD at Paratek Pharmaceuticals
- VP and GM at Teva Pharmaceuticals
- Senior women's health positions at Bayer and Pfizer

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6 TX - 001HR | Combination Estrogen + Progesterone (E+P) Program

7 Menopause Overview 1) National Institutes of Health, National Institute on Aging, https://www.nia.nih.gov/health/publication/menopause, last acc ess ed November 3, 2015. 2) International Journal on Women’s Health, http://www.ncbi.nlm.nih.gov/pmc/articles/PMC3897322/ Menopause represents the natural life - stage transition when women stop having periods as the production of Estrogen (E) and Progesterone (P) decreases ▪ Symptoms include hot flashes, night sweats, mood changes and vaginal dryness ▪ Prolonged lack of estrogen can affect the bones, cardiovascular system, and increases risks for osteoporosis Long history of Estrogen (E) and Progesterone (P) use ▪ Estrogen and Progesterone have been used for over 50 years as treatment ▪ Estrogen to reduce symptoms and other long - term conditions ▪ Progesterone to prevent thickening of the uterine wall 2 ▪ Increased risk for endometrial hyperplasia/endometrial cancer if estrogen unopposed 2 ▪ Average age of menopause 51 years 1 ▪ Women may spend, on average, more than one - third of their lives in a hypoestrogenic state May result in physical and emotional symptoms 1

8 TX - 001HR Product Development Rationale ▪ July 2002 - Women’s Health Initiative (WHI) study showed that synthetic hormones in combination increased the risk of breast cancer, stroke, heart attack and blood clots ▪ Since the WHI, both w omen and healthcare providers have chosen unapproved, b io - identical h ormones that are now cash pay over FDA - approved, synthetic hormones that are covered by insurance ▪ Today, patients have the choice between two second best therapies: • Unapproved, compounded bio - identical hormones that have not been proven safe and effective, or • FDA - approved, synthetic hormones TherapeuticsMD’s goal is to deliver a best in class, bio - identical hormone therapy that is FDA - approved based on safety and efficacy and covered by insurance TX - 001HR Specifically Designed to Deliver This Unmet Medical Need

9 TX - 001HR – Potential Best in Class VMS Therapy Prototype Maintenance Pack Bio - Identical  Single Dose Combination  VMS Efficacy Data  Endometrial Cancer Safety Data  FDA - Approved  1 Third - Party Reimbursement  2 ▪ Once - a - day Oral Softgel Capsule ▪ First and only bio - identical combination of E2 and P4 product candidate ▪ Single dose option ▪ Positive Phase 3 Replenish trial safety and efficacy results ▪ Potential FDA - approval with insurance coverage Dosing and Delivery Addresses Unmet Medical Need Potential first and only: 1) Bio - identical combination 2) FDA - approved Benefits to women, healthcare providers, and pharmacies TX - 001HR (If Approved) 1) NDA to be submitted 2) Reimbursement anticipated if FDA - approved

10 Medical Societies Discourage Prescribing of Compounded Bio - Identical Hormones 1) Committee on Gynecologic Practice and the American Society for Reproductive Medicine Practice Committee, Number 532, Augus t 2 012 (Reaffirmed 2014, Replaces No. 387, November 2007 and No. 322, November 2005). ▪ ACOG and ASRM Committee Opinion states compounded hormones may pose additional risks compared to FDA - approved products 1 ▪ Lack of efficacy and safety data ▪ Lack of Good Manufacturing Practices (GMP) ▪ Variable purity ▪ Variable content uniformity ▪ Variable potency (under/over dose) ▪ Lack of stability ▪ Unopposed E / Ineffective P leads to increased risk of endometrial hyperplasia / cancer

11 TX - 001HR (if approved) - Healthcare Provider Benefits ▪ Provide clinically validated dose regimens ▪ Meet medical standards of care and society guidelines while reducing liability ▪ Eliminate risks of compounded hormone therapy ▪ Meet patient demands and reduce patient out - of - pocket costs via insurance coverage

12 » 2014 - Majority of major payors eliminated reimbursement of compounded medications » 2017 - Average pre - tax profit per script of compounded bio - identical hormones is $3 - $5 Pharmacy benefits if TX - 001HR is approved: ▪ Improve net margin per script vs compounded bio - identical hormones ▪ Meet patient and physician demand for bio - identical hormone therapy ▪ Drive top - line growth due to third - party reimbursement ▪ Lower legal and regulatory costs and risk TX - 001HR (if approved) - Pharmacy Benefits

13 TX - 001HR (if approved) - Patient Benefits ▪ Meet demand for bio - identical hormone therapy that is FDA - approved based on safety and efficacy ▪ Eliminate risks of compounded hormone therapy ▪ Reduce out - of - pocket costs via insurance coverage and a single co - pay ▪ Provide convenience of one combination product ▪ Be available at most pharmacies

14 TX - 001HR | Replenish Trial Overview and Results

Replenish Trial Study Design - Flow Chart

Replenish TRIAL

Randomized Study Participants[1]

→ Frequency and Severity of Hot Flash diary data was assessed during Screening

≥ 7 moderate or severe hot flashes per day or ≥ 50 per week during Screening

12-Week VMS Efficacy Substudy

- 1 mg/100 mg
- 0.5 mg/100 mg
- 0.5 mg/50 mg
- 0.25 mg/50 mg
- Placebo

All four active arms continue on to 52-Week Endometrial Safety Study after 12-Week VMS Efficacy Substudy is completed

< 7 moderate or severe hot flashes per day or < 50 per week during Screening

52-Week Endometrial Safety Study (No Placebo Arm)

- 1 mg/100 mg
- 0.5 mg/100 mg
- 0.5 mg/50 mg
- 0.25 mg/50 mg

1. Healthy postmenopausal women aged 40 to 65 years with an intact uterus who were seeking relief from vasomotor symptoms (VMS) and who met all inclusion/exclusion criteria were eligible for 12 months of study treatment.

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16 Replenish Trial Co - Primary Endpoints Primary Efficacy Endpoints: Mean Change in Frequency and Severity of Hot Flashes Per Week Versus Placebo at Weeks 4 and 12, VMS - mITT Population Estradiol/Progesterone 1 mg/100 mg 0.5 mg/100 mg 0.5 mg/50 mg 0.25 mg/50 mg Placebo (n = 141) (n = 149) (n = 147) (n = 154) (n = 135) Frequency Week 4 P - value versus placebo <0.001 0.013 0.141 0.001 - Week 12 P - value versus placebo <0.001 <0.001 0.002 <0.001 - Severity Week 4 P - value versus placebo 0.031 0.005 0.401 0.1 - Week 12 P - value versus placebo <0.001 <0.001 0.018 0.096 - Primary Safety Endpoint: Incidence of Consensus Endometrial Hyperplasia or Malignancy up to 12 months, Endometrial Safety Population Ŧ Endometrial Hyperplasia 0% (0/280) 0% (0/303) 0% (0/306) 0% (0/274) 0% (0/92) MITT = Modified intent to treat Ŧ Per FDA, consensus hyperplasia refers to the concurrence of two of the three pathologists be accepted as the final diagnosis P - value < 0.05 meets FDA guidance and supports evidence of efficacy Primary Efficacy Analysis pre - specified with the FDA in the clinical protocol and Statistical Analysis Plan (SAP) • P - value < 0.05 meets FDA guidance and supports evidence of efficacy Replenish Trial Topline Data

17 Replenish Trial Topline Data Mean Change from Baseline in Weekly Frequency of Moderate to Severe Hot Flashes for Weeks 1 to 12 -60 -50 -40 -30 -20 -10 0 0 1 2 3 4 5 6 7 8 9 10 11 12 Mean Weekly Frequency Reduction from Baseline Study Week 1 mg E/100 mg P 0.5 mg E/100 mg P 0.5 mg E/50 mg P 0.25 mg E/50 mg P Placebo

18 Replenish Trial Topline Data -2 -1.8 -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 0 1 2 3 4 5 6 7 8 9 10 11 12 Mean Weekly Reduction in Severity from Baseline Study Week 1 mg E/100 mg P 0.5 mg E/100 mg P 0.5 mg E/50 mg P 0.25 mg E/50 mg P Placebo Mean Change from Baseline in Weekly Severity of Moderate to Severe Hot Flashes for Weeks 1 to 12

19 TX - 001HR | Market Opportunity

20 TRx US: FDA - Approved Compounded Combination Bio - Identical E+P Separate Bio - Identical E & P Pills Combination Synthetic E+P 1 ~3 million 2 ~3 million 2 12 – 18 million TX - 001HR Potential Market $600M - $750M 3 $600M - $750M 3 $2.4B - $4.5B 3 TX - 001HR Total Substitutable Market Opportunity $3.6B – $6.0B 1) Includes the following drugs: Activella ®, FemHRT ® , Angeliq ®, Generic 17 b + Progestins , Prempro ®, Premphase ®, Duavee ®, Brisdelle ® 2) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 3) Assume WAC pricing between $200 - 250 All trademarks are the property of their respective owners. Multi - Billion Dollar Total Substitutable Market Opportunity TX - 001HR (if approved) If approved, TX - 001HR can provide a single pill solution for women and physicians who: 1) Demand an FDA - approved bio - identical combination hormone product 2) Do not trust compounded hormones

21 12M - 18M Prescriptions $2.4B - $4.5B 1 Compounded Combination Bio - Identical E+P Substitutable Market Opportunity BIO - IGNITE is an outreach program to quantify and qualify the interests of 3,000 independent and community based pharmacies that compound bio - identical E+P Goal: Understand and identify the high volume pharmacies and prescribers that have developed a specialty focus around women’s menopausal health Mission: Work with these specialists to transition patients from unapproved compounded therapies to an FDA - approved treatment Commercialization Strategy: BIO - IGNITE

22 BIO - IGNITE Progress and Results Partnerships with Large Pharmacy Networks Pharmacy Network Partners Network Size 104 Pharmacies In Network 225 Pharmacies In Network Combination Bio - Identical E+P Scripts ~500,000 prescriptions annually ~1,000,000 prescriptions annually All trademarks are the property of their respective owners.

23 1) SK&A Nationwide Physician Specialty Report – June 2015 Who Writes Compounded Bio - Identical E+P Prescriptions? Super Prescribers Normal Prescribers 240,000 Total Eligible Physicians 1 (Includes OB/GYNs, PCPs, and Anti - Aging) 30,000 Regular Prescribers (12.5%) 60,000 Low Prescribers (24.5%) 138,000 Never Prescribe (58%) 5,000,000 (33%) 7,000,000 (47%) 3,000,000 (20%) 0 12M - 18M Annual Compounded Bio - Identical E+P Prescriptions Breakout by Volume 12,000 High Prescribers (5%) ~8/week ~4 - 5/week ~1/week

Adverse Reimbursement and Regulatory Environments Continue to Erode Independent Pharmacy Margins



November 2013: *Congress enacts Drug Quality and Security Act (DQSA), which prohibits compounding of essential copies of an FDA-approved drug except in limited circumstances such as drug shortage*[1]

EXPRESS SCRIPTS®

OPTUM®

June 3, 2014: *ESI launches a "Compound Management Solution," creating a list of excluded ingredients that eliminated almost 95% of all compound claims*[2]

July 2014: *Optum initiates a comprehensive compound management program, including prior authorizations and step therapy for all compounded prescriptions*[3]



July 2018: *USP-800 implementation will set new identification requirements for receipt, storage, mixing, preparing, compounding, dispensing, and administration of hazardous drugs*[4,5]

- Considered "prohibitively expensive" requiring major pharmacy upgrades and renovations to be compliant
- **Large fixed capital expenditure requirements, with some totaling >$150,000 per pharmacy to implement**

1)http://www.fda.gov/Drugs/DrugSafety/DrugIntegrityandSupplyChainSecurity/DrugSupplyChainSecurityAct/ucm376829.htm
2) http://www.iacprx.org/general/custom.asp?page=CCIns161314
3) http://www.optum.com.br/content/optum/en/optumrx/pharmacy-insights/restoring-trust-compound-medications.html
4) http://www.usp.org/sites/default/files/usp_pdf/EN/m7808.pdf
5) https://www.ascp.com/sites/default/files/Joint%20USP%20letter%202015%20FINAL.pdf

All trademarks are the property of their respective owners

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25 1) Includes additional labor, pharmacists, technicians, regulatory, and legal expenses 2) July 2018 Implementation; includes >$150,000 capital expenditure as well as new identification requirements for receipt, s tor age, mixing, preparing, compounding, dispensing, and administration of hazardous drugs Insurance Coverage (b efore 2H14) Present Day (2017) Post USP - 800 (July 2018) Revenue Patient Co - Pay 50.00 50.00 50.00 Third - Party Reimbursement 115.00 - - Total Net Revenue $ 165.00 $ 50.00 $ 50.00 Costs of Good Sold 7.50 7.50 7.50 Gross Profit $ 157.50 $ 42.50 $ 42.50 Gross margin 95.5% 85.0% 85.0% Operating Expenses G&A 15.00 15.00 15.00 S&M 7.50 7.50 7.50 Additional Compounding Costs 1 15.00 15.00 15.00 Cost of USP - 800 Requirements 2 - - 10.00 Total Operating Expenses $ 37.50 $ 37.50 $ 47.50 Pre - Tax Profit $ 120.00 $ 5.00 $ (5.00) Operating margin 72.7% 10.0% - 10.0% Independent Pharmacy Net Income Per Compounded Script

26 Economic Incentives Provide Catalyst to Switch to TX - 001HR 1) Assume AWP - 18% Third - Party Reimbursement 2) Assume $250 WAC less 20% distribution discount 3) Includes additional labor, pharmacists, technicians, regulatory, and legal expenses 4) July 2018 Implementation; includes >$150,000 capital expenditure as well as new identification requirements for receipt, s tor age, mixing, preparing, compounding, dispensing, and administration of hazardous drugs Independent Pharmacy Net Income Per Script with TX - 001HR Compounded E+P Post USP - 800 TX - 001HR Launch 2H18 Revenue Patient Co - Pay 50.00 50.00 Third - Party Reimbursement - 200.00 Total Net Revenue $ 50.00 $ 250.00 1 Costs of Good Sold 7.50 200.00 2 Gross Profit $ 42.50 $ 50.00 Gross margin 85.0% 20.0% Operating Expenses G&A 15.00 15.00 S&M 7.50 5.00 Additional Compounding Costs 3 15.00 - Cost of USP - 800 Requirements 4 10.00 - Total Operating Expenses $ 47.50 $ 20.00 Pre - Tax Profit $ (5.00) $ 30.00 Operating margin - 10.0% 12.0%

27 ▪ Healthcare providers not comfortable with compounding will often prescribe two separate FDA - approved bio - identical products to treat menopausal symptoms 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 2) Assume WAC pricing between $200 - 250 All trademarks are the property of their respective owners. Product Use by Age AGES 41 - 50 AGES 51 - 60 AGES 61 - 70 AGES 71+ TRx Totals Progesterone * 528,325 1,326,618 1,060,666 678,775 3,594,384 1 Estradiol 2,677,210 5,494,846 2,826,636 1,083,726 12,082,418 1 ▪ This regimen carries significant risk of endometrial hyperplasia/cancer if the patient is non - compliant with regular progesterone use ▪ Progesterone’s side effects of nausea and somnolence can lead to a patient not taking the progesterone ▪ Results in two separate co - pays for the patient ~3M Potential Prescriptions for TX - 001HR (if approved) Market Opportunity = $600M - 750M 2 FDA - Approved Separate Bio - Identical E & P Substitutable Market Opportunity *Menopausal use of progesterone directly substitutable to TX - 001HR

28 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 Includes the following drugs: Activella ®, FemHRT ® , Angeliq ®, Generic 17 b + Progestins , Prempro ®, Premphase ®, Duavee ®, Brisdelle ® 2) Assume WAC pricing between $200 - $250 All trademarks are the property of their respective owners. TX - 001HR (If Approved) FDA - Approved Combination Synthetic E+P Prescriptions by Age FDA - Approved Combination Synthetic E+P Substitutable Market Opportunity AGES 31 - 40 AGES 41 - 50 AGES 51 - 60 AGES 61 - 70 AGES 71+ Unknown Ages TRx Totals 52,575 372,968 1,712,852 759,634 151,821 68,672 3,118,522 1 ~3M Potential Prescriptions for TX - 001HR (if approved) Market Opportunity = $600M - 750M 2

29 Expect Robust Insurance Coverage For TX - 001HR, If Approved, In - Line with Product Class 4,315 Commercial Plans % Unrestricted Access of Commercial Plans Not Covered Estrace ® (Oral) 96% 1% Prempro ® 94% 5% CombiPatch ® 93% 4% Climara Pro® 92% 4% FemHRT ® 87% 6% Duavee ® 86% 5% Vivelle - Dot® 84% 5% Activella ® 83% 8% Prometrium ® 83% 6% Data Source MMIT August 17, 2016 – 4,300 commercial plans All trademarks are the property of their respective owners.

30 TX - 004HR ( Yuvvexy TM ) Vulvar and Vaginal Atrophy (VVA) Program

Overview – Vulvar and Vaginal Atrophy (VVA)

- **Chronic** and **progressive** condition characterized by thinning of vaginal tissue from decreased estrogen levels
- Diagnosed in approximately 50% of postmenopausal women[1]
- Primary symptom = dyspareunia
- Secondary symptoms include: dryness, itching, irritation, dysuria, bleeding with sexual activity
- Current treatments include: prescription creams, lubricants and tablets

	Healthy Vaginal Tissue	Atrophic Vaginal Tissue
Superficial cells:	>15%	<5%
Intermediate cells:	80%	60%
Parabasal cells:	< 5%	>30%
pH:	< 5	> 5


ACIDIC
ALKALINE


ACIDIC
ALKALINE

1) Kingsberg, Sheryl A., et al. "Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE (REal Women's Views of Treatment Options for Menopausal Vaginal ChangEs) Survey." International Society for Sexual Medicine 2013, no. 10, 1790-1799.

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32 Current FDA - Approved VVA Competitive Landscape 1) Symphony Health Solutions PHAST Prescription Monthly Powered by IDV, 12 months as of December 31, 2015. 2) GlobalData July 2013 report GDHC54PIDR. 3) Medi - Span Price Rx Basic * for 18 tablets ($170.16 WAC for 8 tablets) **for 18 tablets ($155.18 for 8 tablets) All trademarks are the property of their respective owners. Product Company Compound 2015 TRx (000) 1 2015 U.S. Sales ($M) 1 WAC Price 3 Premarin ® Cream Pfizer Conjugated equine vaginal estrogen 1,615 $502 $288.40 Vagifem ® Tablets Novo Nordisk Vaginal e stradiol 1,620 $456 $382.86* Yuvafem ® Tablets ( Vagifem AG) Amneal Vaginal estradiol Launched October 2016 $349.17** Estrace ® Cream Allergan Vaginal estradiol 1,548 $420 $263.81 Estring ® Ring Pfizer Vaginal estradiol ring 284 $91 $310.44 Osphena ® Tablets Shionogi Oral SERM 263 $66 $530.07 Total 5,330 $1,535 ▪ U.S. sales more than doubled since 2008 1 ▪ Global market expected to be $2.1 billion in 2022 2 ▪ 7% current market penetration

33 1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. Menopause . 2013;20(9):888 – 902. 2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of th e Women’s Health Initiative. Menopause . 2011;18(11):1160 – 1171. 3) IMS Health Plan Claims (April 2008 - Mar 2011). 4) TherapeuticsMD “EMPOWER” Survey, 2016 5) Based on current FDA - approved market pricing ** Not treated with an FDA approved Rx product. OTC products do not effectively treat the underlying pathological causes of V VA and therefore do not halt or reverse the progression of this condition. ~50% of women seek treatment for VVA 4 Not Seeking Treatment 50% OTC Product Users 25% Past HT Users 18% Current HT Users 7% >$20B Branded Total US Market Opportunity 5 Current VVA Market Overview 32M Women with VVA Symptoms 1,2 ▪ 7%, or 2.3M women, are currently being treated today with Rx hormone therapy (HT) 3 ▪ 18%, or 5.7M women, have tried HT and were unsatisfied/unsuccessful 4 ▪ 25%, or 8M women, use OTC products**, such as lubricants 4

34 Current FDA - Approved VVA Product Use Falls Short OTC Product Users Past HT Users Current HT Users ▪ Do not effectively treat the underlying pathological causes of VVA ▪ Do not halt or reverse symptoms ▪ Unsatisfied / unsuccessful with past treatments ▪ Physical and clinical attributes of existing products ▪ Long - term safety concerns 1 ▪ Efficacy 1 ▪ Messiness 1 ▪ Need for applicator 1 Not Seeking Treatment ▪ Not aware that VVA is a treatable condition ▪ Estrogen exposure concerns Perceived Product Shortcomings Market Size VVA Market Opportunity 8M Women 3 25% of VVA Population >$5B 5.7M Women 3 18% of VVA Population >$3B 2.3M Women 2 7% of VVA Population >$1.5B 16M Women 50% of VVA Population >$10B 1) Wysocki , S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498 2) IMS Health Plan Claims (April 2008 - Mar 2011). 3) TherapeuticsMD “EMPOWER” Survey, 2016

35 TX - 004HR ( Yuvvexy TM ) YUVVEXY™ is an investigational drug and is not approved for use by the FDA. ▪ Small, digitally inserted, rapidly dissolving softgel capsule ▪ No applicator ▪ Proposed dose packaging to optimize compliance and convenience ▪ PDUFA target action date of May 7, 2017 Prototype Starter Pack Prototype Maintenance Pack 0.69 x 0.3 inch Starter Pack Maintenance Pack

TX-004HR – Potential Best In Class VVA Therapy

Products	Premarin®	Vagifem®	Estrace®	Osphena®	Yuvvexy™ (if approved)
					
	Pfizer	novo nordisk	Allergan	SHIONOGI	TherapeuticsMD
Method of Admin	Vaginal Cream	Vaginal Tablet	Vaginal Cream	Oral Tablet	Vaginal Capsule
Application	Reusable Vaginal Applicator	Vaginal Applicator	Reusable Vaginal Applicator	Oral Daily SERM	Digitally Inserted Softgel
Active Ingredient	625 mcg/g CEEs	10 mcg Estradiol	100 mcg/g Estradiol	60,000 mcg ospemifene	4, 10, 25 mcg 17β-estradiol
Avg Maintenance Dose	312.5 mcg 2x/week	10 mcg 2x/week	100 mcg 2x/week	60,000 mcg daily	4, 10, 25 mcg 2x/week
Onset of Action* Dyspareunia	Week 4+	Week 8	Approval Without Dyspareunia and Dryness Data	Week 12	Week 2
Onset of Action* Dryness	Not Demonstrated			Not Demonstrated	Week 2
					Easy to Use
					Easy to Prescribe
					Negligible Systemic Exposure

*Onset of Action = First efficacy observation

Based on Product Prescribing Information
Not Head-to-Head Comparative Studies

Vagifem [package label] http://www.novo-pi.com/vagifem.pdf
Premarin Vaginal Cream [package label] http://labeling.pfizer.com/showlabeling.aspx?id=132
Estrace Vaginal Cream [package label] http://pi.actavis.com/data_stream.asp?product_group=1880&p=pi&language=E
Osphena [package label] http://www.shionogi.com/pdf/pi/osphena.pdf?400706572

All trademarks are the property of their respective owners

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37 1) Wysocki, S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498 2) Portman, D, et al. One Year Treatment Persistence with Local Estrogen Therapy in Postmenopausal Women Diagnosed as Having Vag inal Atrophy. Menopause. 2015; 22 (11) 1197 - 203 3) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. TX - 004HR - Designed for Long Term Compliance Current Market Yuvvexy TM Messiness 1 Reusable Applicator 1 Dose Preparation by User Required 3 Long - term Safety 1 Vaginal Creams: Efficacy 1 Applicator 1 Long - term Safety 1 Systemic Absorption 1 Reasons Women Stop Reasons Women Stop Mean Duration of Use: 1.5 Months 2 Mean Duration of Use: 3.5 Months 2 Muco - adhesive, Dissolves Quickly and Completely No Applicator and No Dose Preparation Negligible Systemic Exposure Onset - of - Action (Efficacy observed at 2 weeks) >75% Patient Satisfaction in a Market with Historically Low Compliance Rate Potential Long Term Usage Vaginal Tablets: 0.69 x 0.3 inch

38 Co - Primary and Key Secondary Efficacy Endpoints TX - 004HR 4 mcg 4 mcg LS Mean Change from Baseline to Week 12 P - value 4 mcg Placebo Superficial Cells 17% 6% <0.0001 Parabasal Cells - 41% - 7% <0.0001 Vaginal pH - 1.3 - 0.3 <0.0001 Severity of Dyspareunia - 1.5 - 1.3 0.0149 Severity of Vaginal Dryness - 1.27 - 0.97 0.0014 MMRM P - value vs placebo AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 4 mcg 87.22 (42.77) 3.634 (1.78) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.3829 0.3829 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 4 mcg (N=18) LS = Least Squares LS Mean Change from Baseline to Week 12 REJOICE Trial Results

39 Co - Primary and Key Secondary Efficacy Endpoints TX - 004HR 10 mcg MMRM P - value vs placebo LS = Least Squares LS Mean Change from Baseline to Week 12 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 10 mcg (N=19) AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 10 mcg 110.14 (54.57) 4.58 (2.27) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.7724 0.7724 10 mcg LS Mean Change from Baseline to Week 12 P - value 10 mcg Placebo Superficial Cells 17% 6% <0.0001 Parabasal Cells - 44% - 7% <0.0001 Vaginal pH - 1.4 - 0.3 <0.0001 Severity of Dyspareunia - 1.7 - 1.3 <0.0001 Severity of Vaginal Dryness - 1.47 - 0.97 <0.0001 REJOICE Trial Results

40 Co - Primary and Key Secondary Efficacy Endpoints TX - 004HR 25 mcg MMRM P - value vs placebo LS = Least Squares LS Mean Change from Baseline to Week 12 AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 25 mcg 171.56 (80.13) 7.14 (3.33) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.0108 0.0108 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 25 mcg (N=18) 25mcg LS Mean Change from Baseline to Week 12 P - value 25 mcg Placebo Superficial Cells 23% 6% <0.0001 Parabasal Cells - 46% - 7% <0.0001 Vaginal pH - 1.3 - 0.3 <0.0001 Severity of Dyspareunia - 1.7 - 1.3 <0.0001 Severity of Vaginal Dryness - 1.47 - 0.97 <0.0001 REJOICE Trial Results

Favorable Regulatory Dynamics Driven by Change in Treatment Paradigm

Removal of Black Box Warning

- Citizen's Petition, spearheaded by NAMS, for modification of black box warnings
- Nov. 2015 – FDA "boxed warnings" workshop provided an opportunity for FDA to obtain input related to prescribing information of lower-dose estrogen alone products[1]

Citizen's Petition Supporters:

Estrogen Use in Breast Cancer Survivors

- ACOG released opinion stating it is safe for breast cancer survivors to use vaginal estrogen as data showed no increased risk[2]
- Healthcare practitioners may now consider topical estrogen therapy for patients with a history of estrogen-dependent breast cancer

Changing Perception on Use of Estrogen

- Women's Health Initiative's Hormone Trials follow up concluded that the risk/benefit profile for estrogen use is positive[3]:
  - 63% lower risk of dying of breast cancer
  - 16% reduced risk of illness and death
  - Preventative for heart disease, diabetes, and other illnesses if started early

1) Scientific Workshop on Labeling "Lower" Dose Estrogen-Alone Products for Symptoms of Vulvar and Vaginal Atrophy (VVA) http://www.fda.gov/Drugs/NewsEvents/ucm459690.htm
2) ACOG Supports the Use of Estrogen for Breast Cancer Survivors http://www.acog.org/About-ACOG/News-Room/News-Releases/2016/ACOG-Supports-the-Use-of-Estrogen-for-BreastCancer-Survivors
3) Manson JE, Chlebowski RT, Stefanick ML, et al. "Menopausal Hormone Therapy and Health Outcomes During the Intervention and Extended Poststopping Phases of the Women's Health Initiative Randomized Trials." JAMA. 2013;310(13):1353-1368.

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42 Foundation Built for a Strong Launch Map Legend: Current TXMD Sales Presence Highest Prescribing Physicians for VVA 50 Sales Representatives; Planned Increase to 100 - 120 With Launch of Yuvvexy TM Operational leverage of OB/GYN relationships in key markets

43 Expect Robust Insurance Coverage For TX - 004HR, If Approved, In - Line with Product Class 4,312 Commercial Plans % Unrestricted Access of Commercial Plans Not Covered Premarin Cream® 94% 2% Estrace Cream® 96% 2% Vagifem ® 90% 2% Estring ® 93% 1% Data Source MMIT August 17, 2016 – 4,300 commercial plans All trademarks are the property of their respective owners.

44 TXMD: Financial Snapshot Shares Outstanding 196.6MM (as of October 31, 2016) Debt $0MM Cash $147.5MM (as of Sept 30, 2016) Listing Exchange

45 Worldwide Patent Filings * *Not all patent filings filed in all jurisdictions. Strong IP Portfolio with 149 Patent Applications, including 82 international filings, and 17 issued U.S. patents

46 THANK YOU!

47 Appendix

Compounded Combination Bio-Identical E+P: Why Has It Been So Successful?



Synthetic Progestins	Bio-identical Progesterone	References
No benefits on sleep properties	Favorable CNS Profile	Freeman, E, et al.[1]
Increased risk of breast cancer	Favorable breast profile	E3N-EPIC[2]
Increased risk of MI, Stroke, VTE	Favorable cardiovascular profile	PEPI[3], ELITE[5]
Less favorable lipid profile effects (cholesterol, LDL, triglycerides)	Favorable lipid profile	PEPI[3]
Adequate endometrial protection	Adequate endometrial protection	PEPI[4]
High incidence of bleeding	Low incidence of bleeding	Regidor, et al.[6]

1) Freeman E, Rickels K, Sondheimer S J. et al. A double-blind trial of oral progesterone, alprazolam and placebo in treatment of severe premenstrual syndrome. *JAMA*. 1995;274:51–57.
2) Fournier A, Berrino F, Clavel-Chapelon F. Unequal risks for breast cancer associated with different hormone replacement therapies: results from the E3N cohort study. Breast Cancer Res Treat. 2008;107:103–111.
3) Writing Group for the PEPI Trial . Effects of estrogen or estrogen/progestin regimes on heart disease. Risks factors in postmenopausal women. *JAMA*. 1995;273:199–208.
4) The Writing Group for the PEPI Trial . Effects of hormone replacement therapy on endometrial histology in postmenopausal woman. The postmenopausal estrogen/progestin interventions (PEPI) trial. *JAMA*. 1996;275:370–375.
5) Hodis HN, et al. "Testing the menopausal hormone therapy timing hypothesis: The early versus late intervention trial with estradiol" AHA 2014; Abstract 13283.
6) Regidor, P-A, et al. Progesterone in Peri- and Postmenopausal: A Review. *Geburtshilfe Frauenheilkd*. 2014 Nov; 74 (11): 995-1002.

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49 Current FDA Guidance for VMS Drug Products * Primary Endpoints • Co - primary efficacy endpoints (12 week VMS Efficacy Population) o Mean Change from Baseline to Weeks 4 and 12 in the frequency and severity of moderate and severe vasomotor symptoms versus placebo • Primary safety endpoint (12 month Endometrial Safety Population) o Incidence rate of endometrial hyperplasia at 12 months (to demonstrate a hyperplasia rate that is ≤ 1% with an upper bound of the one - sided 95% confidence interval for that rate does not exceed 4%) Study Analysis • Clinically meaningful and statistically significant reduction within 4 weeks of initiation of treatment and maintained throughout 12 weeks of treatment Study Considerations • Single, 12 - month study to demonstrate endometrial protection Single Pivotal Phase 3 trial required unless: • The drug to be studied is considered a new molecular entity • The drug to be studied poses unique safety concerns * 2003 FDA Draft Guidance for Industry Estrogen and Estrogen/Progestin Drug Products to Treat Vasomotor Symptoms and Vulvar and Vaginal Atrophy Symptoms – Recommendations for Clinical Evaluation http://www.fda.gov/ucm/groups/fdagov - public/@fdagov - drugs - gen/documents/document/ucm071643.pdf